U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): NOVEMBER 8, 2004

                        5G WIRELESS COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    NEVADA                            0-30448                     20-0420885
---------------               ------------------------       -------------------
(State or Other               (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

      4136 DEL REY AVENUE, MARINA DEL REY, CALIFORNIA             90292
      -----------------------------------------------           ---------
         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (310) 448-8022
                                                           ---------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) 31

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On November 1, 2004, the Company agreed to sell 985,222 restricted shares of common at $0.01015 per share ($10,000). In addition, the investor will receive four warrants to purchase a minimum of $10,000, but not greater than $250,000, in shares of common stock during each quarterly period during the 2005 calendar year (see Form of Common Stock Purchase Warrant attached as Exhibit 4 to this Form 8-K). This purchase of shares is in connection with a license agreement entered into by the parties, dated February 19, 2004. The date of sale, and the issuance of the warrants, actually occurred on November 8, 2004.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On November 8, 2004, the Registrant's board of directors appointed Murray Williams as an independent board member. A press release announcing these actions of the board of directors is set forth at Exhibit 99 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS.

            Exhibits  included  are set forth in the Exhibit  Index  pursuant to
Item 601of Regulation S-B.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         5G WIRELESS COMMUNICATIONS, INC.

Dated: November 11, 2004                 By: /S/ JERRY DIX
                                             -----------------------------------
                                             Jerry Dix, Chief Executive Officer

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                                  EXHIBIT INDEX

NUMBER         DESCRIPTION
------         -----------------------------------------------------------------
4              Form of Common Stock Purchase Warrant issued by the Registrant in favor of Pole Star  Communications,  Inc., dated November 1, 2004
               (filed herewith).

99 Text of Press Release Issued by the Registrant, dated November 10, 2004 (filed herewith)

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